EMPOWER ANNUITY INSURANCE COMPANY
EAIC VARIABLE CONTRACT ACCOUNT A
Empower Retirement Security Annuity IV
Supplement to Prospectus Dated May 1, 2025
Supplement dated December 12, 2025

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-855-756-4738.

We are issuing this supplement to update fee footnote information associated with the PGIM Balanced Fund, effective November 28, 2025.

PROSPECTUS CHANGE

Under “APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE CONTRACT”

We are replacing footnote 2, associated with the PGIM Balanced Fund – Class Z, with the following:

2. Where applicable, the manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by the manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the waiver/reimbursement and/or recoupment for that fiscal year, as applicable. This waiver may not be terminated prior to January 31, 2027 without the prior approval of the fund's Board of Directors.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2025-PROSUPP-11-ERSA IV